SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         Date of Report (Date of earliest event reported): July 19, 2006


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       Tennessee                     0-5905                     62-0156300
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(State of incorporation)      (Commission File No.)           (IRS Employer
                                                            Identification No.)



               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.
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             On July 19, 2006, Chattem, Inc. (the "Company") issued a press release (the "Press Release") announcing that it has amended the terms of its previously announced consent solicitation (the "Consent Solicitation") with respect to its $107.5 million 7% Senior Subordinated Notes due 2014 (the "Notes") to: (a) increase the amount of the "Consent Payment" (as such term is defined in the consent solicitation statement dated June 26, 2006, as thereafter amended the "Consent Solicitation Statement")); and (b) make an additional amendment to the terms of the Indenture dated February 26, 2004 (the "Indenture") by and between the Company, the guarantors named therein (the "Guarantors") and US Bank National Association, as successor to SouthTrust Bank, as Trustee (the "Trustee"), pursuant to which the Notes were issued. Furthermore, the Company announced the extension of the expiration time for the Consent Solicitation to 5:00 p.m. New York City time, on Tuesday, July 25, 2006 unless further extended (the "Expiration Time"). A copy of the Press Release is attached as Exhibit 99.1 and is incorporated by reference herein.

             As provided in the Press Release, the Company will now pay a $50.00 Consent Payment for each $1,000 principal amount of Notes to each holder from which a properly executed consent is received prior to the Expiration Time and not properly revoked, instead of the previously announced Consent Payment of $40.00 for each $1,000 principal amount of Notes validly consented. Furthermore, in addition to the amendment to the restricted payment covenant of the Indenture set forth in the Consent Solicitation Statement, the Indenture will also be amended to provide for an adjustment to the Fixed Charge Coverage Ratio (as defined in the Indenture) that the Company must satisfy in order for the Company and the Guarantors to incur certain types of indebtedness or issue certain types of securities (the "Fixed Charge Ratio Amendment"). The Fixed Charge Ratio Amendment provides for an adjustment in the Fixed Charge Coverage Ratio to 2.5/1.0 as set forth in a supplemental indenture to be executed by the Company, the Guarantors and the Trustee (the "Supplemental Indenture"), the form of which is attached as Exhibit 99.2 and is incorporated by reference herein. As a condition to the Fixed Charge Ratio Amendment, Chattem will be required to obtain the consent of a majority of its lenders under its senior credit facility.

             All other material terms of the Consent Solicitation remain unchanged.



Item 9.01.   Financial Statements and Exhibits.
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             (d)   Exhibits:

                   99.1     Press Release dated July 19, 2006

                   99.2     Form of Supplemental Indenture


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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 19, 2006                             CHATTEM, INC.

                                          By: /s/ Theodore K. Whitfield, Jr.
                                              ----------------------------------
                                              Theodore K. Whitfield, Jr.
                                              Vice President and General Counsel


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                                  EXHIBIT INDEX

Exhibit No.                Exhibit Description
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99.1                       Press Release dated July 19, 2006

99.2                       Form of Supplemental Indenture